Supplement Dated July 23, 2024

to the Prospectus dated April 29, 2024

and

Updating Summary Prospectus dated April 29, 2024,

each as previously supplemented on April 30, 2024 and June 14, 2024,

for

Flexible Premium Variable Life Insurance Policy

issued by

Farm Bureau Life Insurance Company

through

Farm Bureau Life Variable Account

This Supplement updates certain information contained in the above-referenced Prospectus and Updating Summary Prospectus (“USP”) regarding the Investment Options available under your Flexible Premium Variable Life Insurance Policy (the “Policy”). Please read this Supplement carefully and retain it for future reference.

The total annual operating expenses of the Fidelity® VIP High Income Portfolio have increased from 1.02% to 1.07%. Accordingly, the Current Expenses figure for the Fidelity® VIP High Income Portfolio in the “INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY” sections of the Prospectus and USP are replaced with 1.07%.

* * *

If you have any questions about your Policy or how this change affects you, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.

Additional information about the Investment Options available under your Policy can be found in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling our Home Office at 1-800-247-4170 or by sending an email request to LifePolicyService @fbfs.com.

FB VUL Pre-02 USP_STAT (33-12789)